EXHIBIT 10.3

                 WAKE FOREST FEDERAL SAVINGS & LOAN ASSOCIATION
                              EMPLOYMENT AGREEMENT

         This EMPLOYMENT AGREEMENT ("Agreement") is made and entered into as of April 1, 2002 by and between WAKE FOREST FEDERAL SAVINGS & LOAN ASSOCIATION, a savings and loan association organized and operating under federal laws of the United States and having an office at 302 South Brooks Street, Wake Forest, North Carolina 27588-0707 ("Association") and BILLY B. FAULKNER, an individual residing at 64 Norwood Faulkner Road, Louisburg, North Carolina 27549 ("Executive").

         WHEREAS, the Executive currently serves the Association in the capacity of Secretary/Treasurer and Vice President; and

         WHEREAS, the Association desires to assure for itself the continued availability of the Executive's services and the ability of the Executive to perform such services with a minimum of personal distraction in the event of a pending or threatened Change in Control (as hereinafter defined); and

         WHEREAS, the Executive is willing to continue to serve the Association on the terms and conditions set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter set forth, the Association and the Executive hereby agree as follows:

         SECTION 1.        EMPLOYMENT.
                           -----------

         The Association agrees to continue to employ the Executive, and the Executive hereby agrees to such continued employment, during the period and upon the terms and conditions set forth in this Agreement.

         SECTION 2.        EMPLOYMENT PERIOD.
                           ------------------

         (a) The terms and conditions of this Agreement shall be and remain in effect during the period of employment established under this section 2 ("Employment Period"). The Employment Period shall be for an initial term of three years beginning on the effective date of this Agreement. Prior to the first anniversary of the effective date of this Agreement and each anniversary date thereafter (each, an "Anniversary Date"), the Board of Directors of the Association ("Board") shall review the terms of this Agreement and the Executive's performance of services hereunder and may, in the absence of objection from the Executive, approve an extension of the Employment Period. In such event, the Employment Period shall be extended to the third anniversary of the relevant Anniversary Date.


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         (b) Nothing in this Agreement shall be deemed to prohibit the
Association from terminating the Executive's employment at any time during the Employment Period with or without notice for any reason; provided, however, that the relative rights and obligations of the Association and the Executive in the event of any such termination shall be determined under this Agreement.

         SECTION 3.        DUTIES.
                           -------

         The Executive shall serve as Secretary/Treasurer and Vice President of the Association, having such power, authority and responsibility and performing such duties as are prescribed by or under the By-laws of the Association and as are customarily associated with such position or as assigned by the Board acting in good faith. The Executive shall devote his full business time and attention (other than during weekends, holidays, approved vacation periods, and periods of illness or approved leaves of absence) to the business and affairs of the Association and shall use his best efforts to advance the interests of the Association.

         SECTION 4.        CASH COMPENSATION .
                           -------------------

         In consideration for the services to be rendered by the Executive hereunder, the Association shall pay to him a salary at an initial annual rate of SIXTY-SEVEN THOUSAND FIVE HUNDRED DOLLARS ($67,500), payable in approximately equal installments in accordance with the Association's customary payroll practices for senior officers. Prior to each Anniversary Date occurring during the Employment Period, the Board shall review the Executive's annual rate of salary and may, in its discretion, approve an increase therein. In addition to salary, the Executive may receive other cash compensation, including bonuses, from the Association for services hereunder at such times, in such amounts and on such terms and conditions as the Board may determine from time to time.

         SECTION 5.        EMPLOYMENT BENEFIT PLANS AND PROGRAMS.
                           --------------------------------------

         During the Employment Period, the Executive shall be treated as an employee of the Association shall be eligible to participate in and receive benefits under any and all qualified or non-qualified retirement, pension, savings, profit-sharing or stock bonus plans, any and all group life, health (including hospitalization, medical and major medical), dental, accident and long term disability insurance plans, and any other employee benefit and compensation plans (including, but not limited to, any incentive compensation plans or programs, stock option and appreciation rights plans and restricted stock plans) as may from time to time be maintained by, or cover executive employees of, the Association, in accordance with the terms and conditions of such employee benefit plans and programs and consistent with the Association's customary practices.


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


         SECTION 6.        INDEMNIFICATION AND INSURANCE.
                           ------------------------------

         (a) During the Employment Period and for a period of six (6) years thereafter, the Association shall cause the Executive to covered by and named as an insured under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as an officer or director of the Association or service in other capacities at the request of the Association. The coverage provided to the Executive pursuant to this section 6 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of the Association.

         (b) To the maximum extent permitted under applicable law (including 12 C.F.R. 545.121 to the extent applicable), during the Employment Period and for a period six (6) years thereafter, the Association shall indemnify, and shall cause its subsidiaries and affiliates to indemnify the Executive against and hold him harmless from any costs, liabilities, losses and exposures to the fullest extent and on the most favorable terms and conditions that similar indemnification is offered to any director or officer of the Association or any subsidiary of affiliate thereof. This section 6(b) shall not be applicable where section 18 is applicable.

         SECTION 7.        OUTSIDE ACTIVITIES.
                           -------------------

         The Executive may serve as a member of the boards of directors of such business, community and charitable organizations as he may disclose to and as may be approved by the Board (which approval shall not be unreasonably withheld); provided, however, that such service shall not materially interfere with the performance of his duties under this Agreement. The Executive may also engage in personal business and investment activities which do not materially interfere with the performance of his duties hereunder; provided, however, that such activities are not prohibited under any code of conduct or investment or securities trading policy established by the Association and generally applicable to all similarly situated executives (including, without limitation, any applicable conflict of interest policy adopted by the Board of Directors as contemplated by 12 C.F.R. 571.7) The Executive may also serve as an officer or director of the Mutual Holding Company and the Stock Holding Company on such terms and conditions as the Association and the Mutual Holding Company or the Stock Holding Company may mutually agree upon, and such service shall not be deemed to materially interfere with the Executive's performance of his duties hereunder or otherwise to result in a material breach of this Agreement.

         SECTION 8.        WORKING FACILITIES AND EXPENSES.
                           --------------------------------

         The Executive's principal place of employment shall be at the Association's executive offices at the address first above written, or at such other location within Wake County at which the Association and the Executive may mutually agree upon. The Association shall provide the Executive at his principal place of employment with a private office, secretarial services and other support services and facilities suitable to his position with the Association and necessary or appropriate in connection with the performance of his assigned duties under this Agreement. The Association shall reimburse the Executive for his ordinary and necessary business expenses,


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


including, without limitation, fees for membership in such clubs and organizations as the Executive and the Association shall mutually agree are necessary and appropriate for business purposes, and his travel and entertainment expenses incurred in connection with the performance of his duties under this Agreement, in each case upon presentation to the Association of an itemized account of such expenses in such form as the Association may reasonably require.

         SECTION 9.        TERMINATION OF EMPLOYMENT WITH SEVERANCE BENEFITS.
                           --------------------------------------------------

         (a) The Executive shall be entitled to the severance benefits described herein in the event that his employment with the Association terminates during the Employment Period under any of the following circumstances:

         (i) The Executive's voluntary resignation from employment with the Association within ninety (90) days following:

                           (A) the failure of the Board to appoint or re-appoint
                  or elect or reelect the Executive to the office of Secretary/Treasuer and Vice President (or a more senior office) of the Association;

                           (B) the expiration of a thirty (30) day period
                  following the date on which the Executive gives written notice to the Association of its material failure, whether by amendment of the Association's Organization Certificate or By-laws, action of the Board or the Association's stockholders or otherwise, to vest in the Executive the functions, duties, or responsibilities prescribed in section 3 of this Agreement as of the date hereof, unless, during such thirty (30) day period, the Association fully cures such failure;

                           (C) the expiration of a thirty (30) day period
                  following the date on which the Executive gives written notice to the Association of its material breach of any term, condition or covenant contained in this Agreement (including, without limitation any reduction of the Executive's rate of base salary in effect from time to time and any change in the terms and conditions of any compensation or benefit program in which the Executive participates which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package), unless, during such thirty (30) day period, the Association fully cures such failure; or

         (ii) the termination of the Executive's employment with the Association for any other reason not described in section 10(a)- (Termination for "Cause").


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


In such event, subject to section 25, the Association shall provide the benefits and pay to the Executive in the amounts described in section 9(b).

                           (b) upon the termination of the Executive's
                  employment with the Association under circumstances described in section 9(a) of this Agreement, the Association shall pay and provide to the Executive (or, in the event of his death, to his estate):

         (i) his earned but unpaid compensation as of the date of the termination of his employment with the Association, such payment to be made at the time and in the manner prescribed by law applicable to the payment of wages but in no event later than thirty (30) days after termination of employment;

         (ii) the benefits, if any, to which he is entitled as a former employee under the employee benefit plans and programs and compensation plans and programs maintained for the benefit of the Association's officers and employees;

         (iii) continued group life, health (including hospitalization, medical and major medical), dental, accident and long term disability insurance benefits, in addition to that provided pursuant to section 9(b)(ii), and after taking into account the coverage provided by any subsequent employer, if and to the extent necessary to provide for the Executive, for a period of three (3) years, coverage equivalent to the coverage to which he would have been entitled under such plans (as in effect on the date of his termination of employment, or, if his termination of employment occurs after a Change in Control, on the date of such Change in Control, whichever benefits are greater) if he had continued working for the Association.

         (iv) with thirty (30) days following his termination of employment with the Association, a lump sum payment, in an amount equal to three (3) times the Executive's highest rate of annual salary, including bonuses and stock awards included as W-2 wages, achieved during the Employment Period.

         (v) within thirty (30) days following his termination of employment with the Association, a lump sum payment in an amount equal to:

                           (A) the present value of the aggregate benefits to
                  which he would be entitled under any and all qualified and non-qualified retirement plans, maintained by, or covering employees of the Association as if he were 100% vested at date of termination. Present value is to be determined in accordance with IRC Section 280G. In the case of the Association's leveraged Employee Stock Ownership Plan, the additional assets allocable to him will be computed based upon: (1) the fair market value of such assets at termination of employment, assuming he were 100% vested in the Plan, and
                  (2) the Association made the maximum amount of employee contributions required under the Plan during the remaining debt service period, and (3) the Executive had continued working for the Association at the highest rate of pay during the Employment Period.


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


         (vi) at the election of the Association's Board of Directors made within thirty (30) days following his termination of employment with the Association, upon surrender of stock options or appreciation rights granted such Executive under any stock option or appreciation rights plan covering employees of the Association, a lump sum payment equal to the product of:

                           (A) the excess of (1) the fair market value of a
                  share of stock of the same class as the stock subject to the option or appreciation right, determined as of the date of termination of employment, over (2) the exercise price per share for such option or appreciation right, as specified in or under the relevant plan or program; multiplied by

                           (B) the number of shares with respect to which
                  options or appreciation rights are being surrendered.

For purposes of this section 9(b)(vi), the Executive shall be deemed fully vested in all options and appreciation rights under any stock option or appreciation rights plan or program maintained by, or covering employees of the Association, even if he is not vested under such plan or program.

                           (vii) at the election of the Association's Board of
                  Directors made with thirty (30) days following the Executive's termination of employment with the Association, upon surrender of any shares awarded to the Executive under any restricted stock plan maintained by, or covering employees of the Association, a lump sum payment in an amount equal to the product of:

                                            (A) the fair market value of a share
                           of stock of the same class of stock granted under such plan, determined as of the date of the Executive's termination of employment; multiplied by

                           (B) the number of shares which are being surrendered.

For purposes of this section 9(b)(vii), the Executive shall be deemed fully vested in all shares awarded under any restricted stock plan maintained by, or covering employees of, the Association, even if he is not vested under such plan or program.


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



The Association and the Executive hereby stipulate that the damages which may be incurred by the Executive following any such termination of employment are not capable of accurate measurement as of the date first above written and that the payments and benefits contemplated by this section 9(b) constitute reasonable damages under the circumstances and shall be payable without any requirement of proof of actual damage and without regard to the Executive's efforts, if any, to mitigate damages. The Association and the Executive further agree that the Association may condition the payments described under section 9(b) on the receipt of the Executive's resignation from any and all positions which he holds as an officer or employee of the Association, the Mutual Holding Company, or the Stock Holding Company.

         SECTION 10.       TERMINATION WITHOUT ADDITIONAL ASSOCIATION LIABILITY.
                           -----------------------------------------------------

         In the event that the Executive's employment with the Association shall terminate during the Employment Period on account of:

         (a) the discharge of the Executive for "cause," which, for purposes of this Agreement shall mean personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, or any material breach of this Agreement, in each case as measured against standards generally prevailing at the relevant time in the savings and community banking industry; provided, however, that the Executive shall not be deemed to have been discharged for cause unless and until he shall have received a written notice of termination from the Board, which notice shall be given to the Executive not later than five (5) business days after the Board adopts, and shall be accompanied by, a resolution duly approved by affirmative vote a a majority of the entire Board at a meeting called and held for such purpose (which meeting shall be held not more than fifteen (15) days nor more than thirty (30) days after notice to the Executive), at which meeting there shall be a reasonable opportunity for the Executive to make oral and written presentations to the members of the Board, on his own behalf, or through a representative, who may be legal counsel, to refute the grounds for the proposed determination finding that in the good faith opinion of the Board grounds exist for discharging the Executive for cause; or

         (b) the Executive's voluntary resignation from employment with the Association for reasons other than those specified in section 9(a)(i);

         (c) the Executive's death;

         (d) a determination that the Executive is eligible for long-term disability benefits under the Association's long-term disability insurance program or, if there is not such program, under the federal Social Security Act; or

         (e) the Executive's termination of employment for any reason at or after attainment of mandatory retirement age under the Association's mandatory retirement policy for executive officers in effect as of the date of this Agreement;


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

         then the Association shall have no further obligations under this Agreement, other than the payment to the Executive ( or, in the event of his death, to his estate) of his earned but unpaid compensation as of the date of the termination of his employment, and the provision of such other benefits, if any, to which he is entitled as a former employee under the employee benefit plans and programs and compensation plans and programs maintained by, or covering employees of, the Association.

         SECTION 11.       TERMINATION UPON OR FOLLOWING A CHANGE IN CONTROL.
                           --------------------------------------------------

         (a) A Change in Control of the Association ("Change in Control") shall be deemed to have occurred upon the happening of any of the following events:

         (i) approval by the stockholders of the Association of a transaction that would result in the reorganization, merger or consolidation of the Association, respectively, with one or more other persons, other than a transaction following which:

                           (A) at least 51% of the equity ownership interest of
                  the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934 ("Exchange Act")) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Association; and

                           (B) at least 51% of the securities entitled to vote
                  generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Association;

         (ii) the acquisition of all or substantially all of the assets of the Association or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) or 25% or more of the outstanding securities of the Association entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the stockholders of the Association of any transaction which would result in such an acquisition; or

         (iii) a complete liquidation or dissolution of the Association, or approval by the stockholders of the Association of a plan for such liquidation or dissolution; or


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


         (iv) the occurrence of any event if, immediately following such event, at least 50% of the members of the board of directors of the Association do not belong to any of the following groups:

                           (A) individuals who were members of the Board of the
                  Association on the date of this Agreement; or

                           (B) individuals who first became members of the Board
                  of the Association after the date of this Agreement either:

                                            (1) upon election to serve as a
                           member of the Board to serve as a member of the board of directors of the Board, but only if nominated for election by affirmative vote of three-quarters of the members of the board of directors of the Board, or of a nominating committee thereof , in office at the time of such first nomination;

                           provided, however, that such individual's election or
                  nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of the Association;

         In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Association by any employee benefit plan maintained by the Association. For purposes of this section 11, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

         (b) In the event of Change in Control, the Executive shall be entitled to the payments and benefits contemplated by section 9(b) in the event of his termination of employment with the Association under any of the circumstances described in section 9(a) of this Agreement or under any of the following circumstances:

                           (i) resignation, voluntary or otherwise, by the
                  Executive at any time during the Employment Period and within ninety (90) days following his demotion, loss of title, office or significant authority or responsibility, or following any reduction in any element of his package of compensation and benefits;

                           (ii) resignation, voluntary or otherwise, by the
                  Executive at anytime during the Employment Period and within ninety (90) days following relocation of his principal place of employment (Wake Forest, North Carolina) or any change in working conditions at such principal place of employment which is embarrassing, derogatory or otherwise materially adverse to the Executive;


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

                           (iii) resignation, voluntary or otherwise, by the
                  Executive at any time during the Employment Period following the failure of any successor to the Association in the Change in Control to include the Executive in any compensation or benefit program maintained by it or covering any of its executive officers, unless the Executive is already covered by a substantially similar plan of the Association which is at least as favorable to him; or

                           (iv) resignation, voluntary or otherwise, for any
                  reason whatsoever following the expiration of a transition period of thirty days beginning on the effective date of the Change in Control (or such longer period, not to exceed ninety
                  (90) days beginning on the effective date of the Change in Control, as the Association or its successor may reasonably request) to facilitate a transfer of management responsibilities.

                  SECTION 12.       COVENANT NOT TO COMPETE.
                                    ------------------------

The Executive hereby covenants and agrees that, in the event of his termination of employment with the Association prior to the expiration of the Employment Period, for a period of one (1) year following the date of his termination of employment with the Association (or, if less, the remaining unexpired Employment Period), he shall not, without the written consent of the Association, become an officer, employee, consultant, director or trustee with executory, managerial, supervisory or strategic authority or influence at any savings bank, savings and loan association, savings and loan holding company, bank or bank holding company, or any direct or indirect subsidiary of affiliate of any such entity, that entails working within 50 miles of the headquarters of the Association on the date of the Executive's termination of employment; provided, however, that this section 12 shall not apply if the Executive's employment is terminated for the reasons set forth in section 9(a) or section 11; and provided, further, that if the Executive's employment shall be terminated on account of disability as provided in section 10(d) of this Agreement, this section 12 shall not prevent the Executive from accepting any position or performing any services if (a) he first offers, by written notice, to accept a similar position with, or perform similar services for, the Association on substantially the same terms and conditions and (b) the Association declines to accept such offer within ten (10) days after such notice is given.

SECTION 13.       CONFIDENTIALITY.
                  ----------------

Unless he obtains the prior written consent of the Association, the Executive shall keep confidential and shall refrain from using for the benefit of himself, or any person or entity other than the Association or any entity which is an affiliate of the Association, any material document or information obtained from the Association, or from its parent or subsidiaries, in the course of his employment with any of them concerning their properties, operations, or business (unless such document or information is readily ascertainable from public or published information or trade sources or has otherwise been made available to the public through no fault of his own) until the same ceases to be material (or becomes so ascertainable or available); provided, however, that nothing in this section 13 shall prevent the Executive, with or without the


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


Association's consent, from participating in or disclosing documents or information in connection with any judicial or administrative investigation, inquiry or proceeding to the extent that such participation or disclosure is required under applicable law.

                  SECTION 14.       SOLICITATION
                                    ------------

         The Executive hereby covenants and agrees that, for a period of one (1) year following his termination of employment with the Association, he shall not without the written consent of the Association, either directly or indirectly:

         (a) solicit, offer employment to, or take any other action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of the Association or any affiliate, as of the date of this Agreement, of either of them to terminate her or his employment and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, any savings bank, savings and loan association, bank, bank holding company, savings and loan holding company, or other institution engaged in the business of accepting deposits and making loans, doing business with 50 miles of the headquarters of the Association or any affiliate, as of the date of this Agreement, of either of them;

         (b) provide any information, advice or recommendation with respect to any such officer or employee of any savings bank, savings and loan association, bank, bank holding company, savings and loan holding company, or other institution engaged in the business of accepting deposits and making loans, doing business within 50 miles of the headquarters of the Association or any affiliate, as of the date of this Agreement, of either of them that is intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of the Association or any affiliate, as of the date of this Agreement, of either of them to terminate her or his employment and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, any savings bank, savings and loan association, bank, bank holding company, savings and loan holding company, or other institution engaged in the business of accepting deposits and making loans, doing business within 50 miles of the headquarters of the Association or any affiliate, as of the date of this Agreement, of either of them;

         (c) solicit, provide any information, advice or recommendation or take any other action intended, or that a reasonable person acting in like circumstances would expect to have the effect of causing any customer of the Association to terminate an existing business or commercial relationship with the Association.


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


         SECTION 15.       NO EFFECT ON EMPLOYEE BENEFIT PLANS OR PROGRAMS.
                           ------------------------------------------------

         The termination of the Executive's employment during the term of this Agreement or thereafter, whether by the Association or by the Executive, shall have no effect on the rights and obligations of the parties hereto under the Association's qualified or non-qualified retirement, pension, savings, thrift, profit-sharing or stock bonus plans, group life, health (including hospitalization, medical and major medical), dental, accident and long term disability insurance plans or such other employee benefit plans or programs, or compensation plans or programs, as may be maintained by, or cover employees of the Association from time to time.

         SECTION 16.       SUCCESSORS AND ASSIGNS.
                           -----------------------

         This Agreement will inure to the benefit of and be binding upon the Executive, his legal representatives and testate or intestate distributees, and the Association and its successors and assigns, including any successor by merger or consolidation or any other person or firm or corporation to which all or substantially all of the assets and business of the Association may be sold or otherwise transferred. Failure of the Association to obtain from any successor its express written assumption of the Association's obligations hereunder at least sixty (60) days in advance of the scheduled effective date of any such succession shall be deemed a material breach of this Agreement unless cured within ten (10) days after notice thereof by the Executive to the Association.

         SECTION 17.       NOTICES.
                           --------

         Any communication required or permitted to be given under this Agreement, including any notice, direction, designation, consent, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally, or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below or at such other address as one such party may by written notice specify to the other party:

         If to the Executive:

                  Billy B. Faulkner
                  64 Norwood Faulkner Road
                  Louisburg, North Carolina  27549

         If to the Association:

                  Wake Forest Federal Savings and Loan Association 302 S. Brooks Street, P.O. Box 1167
                  Wake Forest, North Carolina, 27588

                  Attention:  Chairman of the Board
                              ---------------------


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



         SECTION 18.       INDEMNIFICATION FOR ATTORNEYS' FEES.
                           ------------------------------------

         The Association shall indemnify, hold harmless and defend the Executive against reasonable costs, including legal fees, incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved, as a result of his efforts, in good faith, to defend or enforce the terms of this Agreement; provided, however, that the Executive shall have substantially prevailed on the merits pursuant to a judgment, decree or order of a court of competent jurisdiction or of an arbitrator in an arbitration proceeding, or in a settlement. For purposes of this Agreement, any settlement agreement which provides for payment of any amounts in settlement of the Association's obligations hereunder shall be conclusive evidence of the Executive's entitlement to indemnification hereunder, and any such indemnification payments shall be in addition to amounts payable pursuant to such settlement agreement, unless such settlement agreement expressly provides otherwise.

         SECTION 19.       SEVERABILITY.
                           -------------

         A determination that any provision of this Agreement is invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof.

         SECTION 20.       WAIVER.
                           -------

         Failure to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such term, covenant, or condition. A waiver of any provision of this Agreement must be made in writing, designated as a waiver, and signed by the party against whom its enforcement is sought. Any waiver or relinquishment of any right or power hereunder at any one or more times shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

         SECTION 21.       COUNTERPARTS.
                           -------------

         This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement.

         SECTION 22.       GOVERNING LAW.
                           --------------

         This Agreement shall be governed by and construed and enforced in accordance with the federal laws of the United States and, to the extent that federal law is inapplicable, in accordance with the laws of the State of North Carolina applicable to contracts entered into and to be performed entirely within the State of North Carolina.

         SECTION 23.       HEADINGS AND CONSTRUCTION.
                           --------------------------

         The headings of sections in this Agreement are for convenience of reference only and are not intended to qualify the meaning of any section. Any reference to a section number shall refer to a section of this Agreement, unless otherwise stated.

         SECTION 24.       ENTIRE AGREEMENT; MODIFICATIONS.
                           --------------------------------

         This instrument contains the entire agreement of the parties relating to the subject matter hereof, and supersedes in its entirety any and all prior agreements, understandings or representations relating to the subject matter hereof. No modifications of this Agreement shall be valid unless made in writing and signed by the parties hereto.

         SECTION 25.       REQUIRED REGULATORY PROVISIONS.
                           -------------------------------

         The following provisions are included for the purposes of complying with various laws, rules, and regulations applicable to the Association:

         (a) Notwithstanding anything herein contained to the contrary, in no event shall the aggregate amount of compensation payable to the Executive under section 9(b) hereof (exclusive of amounts described in Section 9(b)(i), (vi) and (vii)) exceed three times the Executive's average annual compensation for the last five consecutive calendar years to end prior to his termination of employment with the Association (or for his entire period of employment with the Association if less than five calendar years). The compensation payable to the Executive hereunder shall be further reduced (but not below zero) if such reduction would avoid the assessment of excise taxes on excess parachute payments (within the meaning of section 280G of the Code). "Annual compensation" is defined to include any cash bonuses and the value of stock awards vested during a calendar year under any restricted stock plan maintained by, or covering employees of the Association, which are reportable as taxable wages.

         (b) Notwithstanding anything herein contained to the contrary, any payments to the Executive by the Association, whether pursuant to this Agreement or otherwise, are subject to and conditioned upon their compliance with section 18(k) of the Federal Deposit Insurance Act ("FDI Act"), 12 U.S.C. 1828(k), and any regulations promulgated thereunder.

         (c) Notwithstanding anything herein contained to the contrary, if the Executive is suspended from office and/or temporarily prohibited from participating in the conduct of the affairs of the Association pursuant to a notice served under section 8(e)(3) or 8(g)(1) of the FDI Act, 12 U.S.C. 1818(e)(3) or 1818(g)(1), the Association's obligations under this Agreement shall be suspended as of the date of service of such notice, unless stayed by appropriate proceedings. If the charges in such notice are dismissed, the Association, in its discretion may (i) pay to the Executive all or part of the compensation withheld while the Association's obligations hereunder were suspended and (ii) reinstate, in whole or in part, any of the obligations which were suspended.

         (d) Notwithstanding anything herein contained to the contrary, if the Executive is removed and/or permanently prohibited from participating in the conduct of the Association's affairs by an order issued under section 8(e)(4) or 8(g)(1) of the FDI Act, 12 U.S.C. 1818(e)(4) or
         (g)(1), all prospective obligations of the Association under this Agreement shall terminate as of the effective date of the order, but vested rights and obligations of the Association and the Executive shall not be affected.

         (e) Notwithstanding anything herein contained to the contrary, if the Association is in default (within the meaning of section 3(x)(1) of the DI Act, 12 U.S.C. 1813(x)(1), all prospective obligations of the Association under this Agreement shall terminate as of the date of default, but vested rights and obligations of the Association and the Executive shall not be affected.

         (f) Notwithstanding anything herein contained to the contrary, all prospective obligations of the Association hereunder shall be terminated, except to the extent that a continuation of this Agreement is necessary for the continued operation of the Association: (i) by the Director of the Office of Thrift Supervision ("OTS") or his designee or the Federal Deposit Insurance Corporation ("FDIC"), at the time the FDIC enters into an agreement to provide assistance to or on behalf of the Association under the authority contained in section 13(c) of the FDI Act, 12 U.S.C. 1823(c); (ii) by the Director of the OTS or his designee at the time such Director or designee approves a supervisory merger to resolve problems related to the operation of the Association or when the Association is determined by such Director to be in an unsafe or unsound condition. The vested rights and obligations of the parties shall not be affected.

If and to the extent that any of the foregoing provisions shall cease to be required or by applicable law, rule or regulation, the same shall become inoperative as though eliminated by formal amendment of this Agreement.

         SECTION 26.       EFFECTIVE DATE.
                           ---------------

         This Agreement shall take effect April 1, 2002.

                  IN WITNESS WHEREOF, the Association has caused this Agreement to be executed and the Executive has hereunto set his hand, all as of the day and year first above written.
                                               /s/ Billy B. Faulkner
                                              -------------------------------
                                                     BILLY B. FAULKNER

ATTEST:                                       WAKE FOREST FEDERAL

                                                  SAVINGS AND LOAN ASSOCIATION

By /s/ Robert C. White                           By /s/ Howard R. Brown
  ------------------------------                   ---------------------------
             President                             Name:  Howard R. Brown
                                                   Title: Chairman of the Board

[Seal]

STATE OF NORTH CAROLINA   )
                        : ss.:
COUNTY OF WAKE            )

                  On this _____ day of ________________, 2002, before me
personally came Billy B. Faulkner, to me known, and known to me to be the individual described in the foregoing instrument, who, being by me duly sworn, did depose and say that he resides at the address set forth is said instrument and that he signed his name to the foregoing instrument.

                                                 ------------------------------
                                                          Notary Public

STATE OF NORTH CAROLINA    )
                          :ss.:
COUNTY OF WAKE             )

                  On this ______ day of ___________________, 2002, before me personally came Howard L. Brown, to me known, who, being by me duly sworn, did depose and say that he resides at 900 Averette Road, Wake Forest, North Carolina, 27587, that he is Chairman of the Board of Directors of WAKE FOREST FEDERAL SAVINGS & LOAN ASSOCIATION, the savings institution described in and which executed the foregoing instrument; that he knows the seal of said savings institution; that the seal affixed to said instrument is such seal; that it was so affixed by order of the Board of Directors of said savings institution, and that he signed his name thereto by like order.

                                                  ------------------------------
                                                            Notary Public